                                                                    EXHIBIT 99.2

CONTACT:                                   -OR-   INVESTOR RELATIONS COUNSEL:
Donald Russell, Vice-Chairman                     The Equity Group Inc.
drussell@ceaworldwide.com                         Devin Sullivan
Robert Moreyra, Executive Vice President          (212) 836-9608
rmoreyra@ceaworldwide.com                         dsullivan@equityny.com
CEA Acquisition Corp.                             Adam Prior
(813) 318-9444                                    (212) 836-9606
                                                  aprior@equityny.com

                              FOR IMMEDIATE RELEASE

 CEA ACQUISITION CORPORATION AND ETRIALS WORLDWIDE, INC. AMEND MERGER AGREEMENT

TAMPA, FL- NOVEMBER 1, 2005 - CEA ACQUISITION CORPORATION (OTCBB: CEAC, CEACU,
CEACW) ("CEAC"), a special purpose acquisition company, announced today that its merger agreement with privately-held etrials Worldwide, Inc. ("etrials"), a leading global provider of integrated software for the life sciences industry, had been amended to increase the post-merger stock ownership of CEAC's present public stockholders if certain conditions are not satisfied. This amendment and other information relating to CEAC's proposed merger with etrials are contained in CEAC's Registration Statement on Form S-4, which was filed with the
Securities and Exchange Commission on October 28, 2005.

The amended terms provide for 1,400,000 shares of CEAC stock that will be issued in the merger to etrials security holders to be placed in escrow, including shares to be placed in escrow to secure CEAC's indemnification rights. These
1,400,000 shares would be released only if the volume-weighted average price of the CEAC stock is at least $7.00 per share during a twenty consecutive trading day period after the merger and on or before February 19, 2008, and the average daily trading volume during such period is at least 25,000 shares (collectively,
"the stock conditions"). At the same time, CEAC's stockholders who acquired shares prior to CEAC's initial public offering, who constitute the present management of CEAC, agreed that 166,250 (19%) of the shares they acquired prior to the public offering will be subject to the same stock conditions and will be canceled if the stock conditions are not met. If the stock conditions are satisfied, CEAC's present public stockholders would own approximately 32.7% of the CEAC common stock outstanding immediately after the merger (assuming that none of the shares escrowed are canceled or paid to CEAC as a result of indemnification claims that they secure). If the stock conditions are not satisfied, the total 1,566,250 shares would be cancelled, resulting in CEAC stockholders owning approximately 37.5% of the CEAC

common stock. Both percentages also assume that 7,400,000 shares are issued in the merger, that none of CEAC's outstanding warrants are exercised and that no additional shares of CEAC common stock will be issued prior to February 19,
2008.

Donald Russell, Vice Chairman of CEAC, said, "This arrangement demonstrates the great faith that the stockholders of etrials and the management of CEAC have in the promise of the merger. Both etrials stockholders and CEAC management are putting their personal investments on the line in the belief that the merger will be beneficial for all parties and, based on etrials' current industry position and business opportunities, will result in value for all shareholders."

ETRIALS FINANCIAL INFORMATION

The financial statements of etrials, based on U.S. GAAP, are included in the S-4
Registration Statement and in the tables attached to this release. These financial statements, which are updated from those disclosed on August 22, 2005, include the consolidated balance sheets as of June 30, 2005, December 31, 2004 and 2003, as well as the related consolidated statements of operations for the six months ended June 30, 2005 and 2004, and the years ended December 31, 2004,
2003 and 2002. As stated in CEAC's Form 8-K Current Report dated August 25,
2005, the etrials' unaudited financial information included in that report was prepared by etrials as a private company, may not have been in compliance with
SEC Regulation S-X and was subject to change upon review by etrials' auditors.
This review has been completed and the attached revised financial statements reflect a slight decrease in revenue and net income for the six month period ended June 30, 2005, mainly as a result of the accounting treatment of an acquisition completed in April 2005 and the patent infringement lawsuit settlement announced on August 22, 2005.

FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the
Private Securities Litigation Reform Act of 1995, about CEAC, etrials and their combined business after completion of the proposed merger. Forward- looking statements are statements that are not historical facts. Such forward-looking statements, based upon the current beliefs and expectations of CEAC's and etrials' management, are subject to risks and uncertainties, which could cause actual results to differ from the forward-looking statements. The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: Business conditions in the U.S. and abroad;
changing interpretations of generally accepted accounting principles; outcomes of government reviews; inquiries and investigations and related litigation;
continued compliance with government regulations; legislation or regulatory environments, requirements or changes adversely affecting the businesses in which etrials is engaged;

fluctuations in customer demand; management of rapid growth; intensity of competition; general economic conditions; as well as other relevant risks detailed in CEAC's filings with the Securities and Exchange Commission, including its report on Form 10-QSB for the period ended June 30, 2005 and Form
S-4 filed on October 28, 2005. The information set forth herein should be read in light of such risks. Neither CEAC nor etrials assumes any obligation to update the information contained in this press release.

ADDITIONAL INFORMATION

CEAC stockholders are urged to read the proxy statement regarding the proposed transaction when it becomes available because it will contain important information. Copies of filings by CEAC, which will contain information about
CEAC and etrials, will be available without charge, when filed, at the
Securities and Exchange Commission's internet site (http://www.sec.gov) and, when filed, will be available from CEAC, without charge, by directing a request to CEAC Acquisition Corporation, 101 East Kennedy Boulevard, Suite 3300, Tampa,
FL 33602.

                                  ### #### ###

                            ETRIALS WORLDWIDE, INC.
                          CONSOLIDATED BALANCE SHEETS
                                (IN US DOLLARS)
                                  (UNAUDITED)

                                                                                   DECEMBER 31
                                                              JUNE 30,     ---------------------------
                                                                2005           2004           2003
                                                            ------------   ------------   ------------
                                                             (UNAUDITED)

ASSETS
Current assets:
Cash and cash equivalents                                   $  1,775,411   $  1,706,649   $  1,529,822
Accounts receivable, net of allowance for doubtful
   accounts of $45,000, $40,000 and $31,509, respectively      2,879,116      2,291,931      1,582,520
Prepaid expenses                                                 484,295        427,966        134,968
Other current assets                                              14,801         15,819         16,105
                                                            ------------    -----------   ------------
Total current assets                                           5,153,623      4,442,365      3,263,415
Property and equipment, net of accumulated depreciation
   of $2,393,410, $2,315,802 and $1,820,595, respectively      1,104,898        875,673      1,011,118
Goodwill                                                       8,011,037      8,011,037      8,011,037
Developed technology, net of accumulated amortization of
   $1,290,329, $1,010,585 and $471,071, respectively             383,362        663,106      1,070,619
Other assets                                                     101,097        107,317         99,754
                                                            ------------   ------------   ------------
Total assets                                                $ 14,754,017   $ 14,099,498   $ 13,455,943
                                                            ------------   ------------   ------------
LIABILITIES, REDEEMABLE CONVERTIBLE PREFERRED STOCK AND
   STOCKHOLDERS' DEFICIT
Current liabilities:
Accounts payable                                            $    526,229   $    511,408   $    622,553
Accrued expenses                                               1,162,020        932,397        844,499
Accrued interest                                                     633         24,556         38,464
Deferred revenue                                               1,590,825      1,255,155      1,513,492
Borrowings from stockholders                                          --        727,990      1,506,966
Bank line of credit and other short-term borrowings              600,000             --        484,821
Current portion of capital lease obligations                      93,648         48,222             --
                                                            ------------    -----------   ------------
Total current liabilities                                      3,973,355      3,499,728      5,010,795
Deferred revenue, net of current portion                          17,500         40,000         85,000
Capital lease obligations, net of current portion                 99,658             --             --
                                                            ------------   ------------   ------------
Total liabilities                                              4,090,513      3,539,728      5,095,795
Commitments and contingencies
Series A redeemable convertible preferred stock; $0.0001
   par value; 15,000,000 shares authorized, 11,217,861
   shares issued and outstanding at June 30, 2005 and
   December 31, 2004 and 2003, respectively (aggregate
   liquidation value of $12,387,360 at June 30, 2005)         11,249,401     10,784,389      9,854,365

Series B redeemable convertible preferred stock; $0.0001
   par value; 3,500,000 shares authorized, 1,050,087
   shares issued and outstanding at June 30, 2005 and
   December 31, 2004, respectively (aggregate liquidation
   value of $2,184,626 at June 30, 2005)                       1,821,458      1,710,056             --

Stockholders' deficit:

Common stock; $0.0001 par value; 40,000,000 shares
   authorized, 13,504,461, 12,604,461 and 12,100,961
   shares issued and outstanding at June 30, 2005 and
   December 31, 2004 and 2003, respectively                        1,300          1,260          1,210
Warrants                                                       1,960,134      1,960,134      2,020,911
Additional paid-in capital                                    17,889,413     17,739,034     18,426,857
Deferred compensation                                           (104,698)            --             --
Prepaid software application-hosting discount                   (420,000)            --             --
Accumulated other comprehensive income                            37,316        117,487         69,831
Accumulated deficit                                          (21,770,820)   (21,752,590)   (22,013,026)
                                                            ------------    -----------   ------------
Total stockholders' deficit                                   (2,407,355)    (1,934,675)    (1,494,217)
                                                            ------------    -----------   ------------
Total liabilities, redeemable convertible preferred stock
   and stockholders' deficit                                $ 14,754,017   $ 14,099,498   $ 13,455,943
                                                            ------------    -----------   ------------

                             ETRIALS WORLDWIDE, INC.
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                 (IN US DOLLARS)

                                                          SIX MONTHS ENDED JUNE 30            YEARS ENDED DECEMBER 31
                                                          ------------------------   ---------------------------------------
                                                             2005          2004          2004          2003          2002
                                                          ----------   -----------   -----------   -----------    ----------
                                                                 (UNAUDITED)

Revenues                                                  $7,551,300   $ 5,244,734   $12,766,306   $ 7,917,855   $ 4,601,615
Costs and expenses:
Costs of revenues                                          3,365,056     2,049,893     5,243,597     3,822,404     3,542,027
Sales and marketing                                        1,509,615     1,076,372     2,350,369     1,743,510     1,530,741
General and administrative                                 1,710,811     1,178,704     2,739,204     2,491,192     1,401,648
Amortization of intangible assets                            279,744       263,549       539,513       471,071       906,025
Research and development                                     699,753       635,762     1,341,350     1,438,623       955,422
                                                          ----------   -----------   -----------   -----------   -----------
Total cost and expenses                                    7,564,979     5,204,280    12,214,033     9,966,800     8,335,863
                                                          ----------   -----------   -----------   -----------   -----------
Operating (loss) income                                      (13,679)       40,454       552,273    (2,048,945)   (3,734,248)
Other expenses (income):
Interest expense                                              29,552       189,180       327,085       541,080       735,286
Loss on extinguishment and conversion of debt, net                --            --            --       266,374            --
Interest income                                               (7,789)       (1,959)       (6,256)       (1,208)         (116)
Other (income) expense, net                                  (17,212)       (4,621)      (28,992)       12,916         2,224
                                                          ----------   -----------   -----------   -----------   -----------
Total other expenses                                           4,551       182,600       291,837       819,162       737,394
                                                          ----------   -----------   -----------   -----------   -----------
Net (loss) income                                            (18,230)     (142,146)      260,436    (2,868,107)   (4,471,642)
Dividends and accretion of preferred stock                  (576,414)     (465,012)     (985,506)   (1,429,172)   (1,314,659)
                                                          ----------   -----------   -----------   -----------   -----------
Net loss attributable to common stockholders              $ (594,644)  $  (607,158)  $  (725,070)  $(4,297,279)  $(5,786,301)
                                                          ----------   -----------   -----------   -----------   -----------
Loss per share:
Basic and diluted loss per share attributable to common
   stockholders                                           $    (0.05)  $     (0.05)  $     (0.06)  $     (0.39)  $   (295.28)
                                                          ----------   -----------   -----------   -----------   -----------
Basic and diluted weighted average common shares
   outstanding                                            12,805,566    12,135,027    12,348,558    11,093,248        19,596
                                                          ----------   -----------   -----------   -----------   -----------